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                        SUPPLEMENT TO THE PROSPECTUS OF
                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
                               DATED MAY 1, 1997

The sentences pertaining to the MID-CAP GROWTH PORTFOLIO in the subsection entitled "Portfolio Management" under the subsection entitled "General Portfolio Techniques" in the section of the Prospectus entitled "INVESTMENT OBJECTIVES AND POLICIES" are hereby replaced by the following:

    Peter Hermann, Vice President of InterCapital, has been the primary portfolio manager of the MID-CAP GROWTH PORTFOLIO since January 1998. Prior to joining InterCapital in March 1994, Mr. Hermann was a portfolio manager at The Bank of New York.

January 9, 1998